TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                                 ANNUAL REPORT

Dear Investor:

PERFORMANCE

Following several quarters of punishing, negative returns, U.S. equity markets rebounded in the three months ended December 31, 2002. The S&P 500 Index gained ground, as did the performance for the Separate Account fund B. Driving the market's gains was a shift in investor sentiment as news on the economy improved somewhat and corporate earnings disappointments became fewer in number and less egregious. Stocks that have suffered the most earlier in the year -- in particular, telecommunications and technology issues -- led the market's advance.

PORTFOLIO COMMENTS

Likewise, the portfolio's technology holdings -- Microsoft, Qualcomm and Expedia -- excelled. Making even larger contributions to the portfolio's return were First Data Corp, our largest single holding, and, as a group, our media investments. All four of these cable TV- and satellite-company stocks were tainted in the preceding six months by the bankruptcy of WorldCom and the resulting distrust of businesses with leveraged balance sheets. Nonetheless, we chose to maintain our positions, believing that the companies' skilled management teams and sound business models could weather the storm. Our faith was justified. For instance, satellite-TV provider Echostar Communications successfully resolved issues surrounding a proposed merger that was disallowed by the FCC and, in the process, shored up its balance sheet. Cox Communications, a cable operator, reined in its capital spending, to generate positive cash flows a year sooner than expected. Generally speaking, we do not invest in derivatives for this portfolio.

With the market's resurgence, our diversified financial services investments, most of which earn fees based on their levels of assets, also did well, although not as well as that sector of the index.

MARKET OUTLOOK

At this juncture, we look for a slowly expanding economy, are moderately optimistic about the direction of the market, and feel strongly that the portfolio is well positioned. The bankruptcies of 2002 reduced overall corporate debt levels by a significant amount, while acting as a cautionary tale to companies, many of which have take a more conservative approach to managing their capital structures. So, even if the sluggish economy persists, businesses may be more successful in meeting earnings expectations in 2003. As for the portfolio, we believe it comprises companies whose business models hold up best, and whose different balance-sheet structures work most effectively, in a slow-growth or even deflationary environment.

                                            /s/ Gary U. Rolle
                                             Gary U. Rolle
                                             President and
                                             Chairman, Board of Managers
                                             Transamerica Occidental's
                                             Separate Account Fund B

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. VALUE WILL FLUCTUATE; CAN LOSE PRINCIPAL.

                       TABLE OF ACCUMULATION UNIT VALUES

                                 Accumulation
        End of Quarter            Unit Value
        --------------           ------------
December, 1992.................    5.580041
March, 1993....................    5.893141
June, 1993.....................    6.139891
September, 1993................    6.868266
December, 1993.................    6.851062
March, 1994....................    6.629959
June, 1994.....................    6.325672
September, 1994................    6.905430
December, 1994.................    7.364882
March, 1995....................    8.376121
June, 1995.....................    9.806528
September, 1995................   11.275672
December, 1995.................   11.163517
March, 1996....................   11.495829
June, 1996.....................   12.356950
September, 1996................   13.007681
December, 1996.................   14.289273
March, 1997....................   14.574090
June, 1997.....................   18.948025
September, 1997................   22.762719
December, 1997.................   20.822981

                                 Accumulation
        End of Quarter            Unit Value
        --------------           ------------
March, 1998....................   24.769837
June, 1998.....................   26.122076
September, 1998................   24.532238
December, 1998.................   31.039623
March, 1999....................   36.274720
June, 1999.....................   36.182643
September, 1999................   33.766134
December, 1999.................   43.812753
March, 2000....................   49.902772
June, 2000.....................   46.517366
September, 2000................   45.550563
December, 2000.................   38.753772
March, 2001....................   32.935996
June, 2001.....................   34.566512
September, 2001................   27.939022
December, 2001.................   31.800123
March, 2002....................   31.249545
June, 2002.....................   26.102110
September, 2002................   21.962538
December, 2002.................   24.139846

The table above covers the period from December, 1992, to December, 2002. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2002

Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          BANKING (7.13%)
65,000    Northern Trust Corp..................... $ 2,278,250
65,000    State Street Corp.......................   2,535,000
                                                   -----------
                                                     4,813,250
                                                   -----------
          BASIC INDUSTRY (4.97%)
25,000    Pharmacia Corporation...................   1,045,000
40,000    Praxair Inc.............................   2,310,800
                                                   -----------
                                                     3,355,800
                                                   -----------
          BROKERAGE (3.21%)
200,000   Charles Schwab Corporation..............   2,170,000
                                                   -----------
          COMMUNICATIONS (17.03%)
75,000    Clear Channel Communications*...........   2,796,750
85,000    Cox Communications Inc*.................   2,414,000
125,000   Echostar Communications.................   2,782,500
85,000    Moody's Corporation.....................   3,509,650
                                                   -----------
                                                    11,502,900
                                                   -----------
          CONSUMER CYCLICAL (20.84%)
40,000    Expedia Inc.............................   2,677,208
312,371   Liberty Media Corp......................   2,792,597
65,000    Marriott International..................   2,136,550
120,000   Staples Inc.............................   2,196,000
60,000    Walgreen Company........................   1,751,400
50,000    Wal-Mart Stores.........................   2,525,500
                                                   -----------
                                                    14,079,255
                                                   -----------

Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          CONSUMER NON CYCLICAL (10.03%)
45,000    Allergan Inc............................ $ 2,592,900
80,000    Gillette Company........................   2,428,800
75,000    Safeway, Inc*...........................   1,752,000
                                                   -----------
                                                     6,773,700
                                                   -----------
          NON-CAPTIVE FINANCE (6.12%)
100,000   MBNA Corp...............................   1,902,000
80,000    Paychex Inc.............................   2,232,000
                                                   -----------
                                                     4,134,000
                                                   -----------
          OTHER INDUSTRY (6.28%)
130,000   Expeditors Intl Washington IN...........   4,244,500
                                                   -----------
          TECHNOLOGY (18.50%)
135,000   First Data Corp.........................   4,780,350
105,000   Intel Corp..............................   1,634,850
70,000    Microsoft Corp*.........................   3,619,000
67,500    QUALCOMM Inc............................   2,456,325
                                                   -----------
                                                    12,490,525
                                                   -----------
          TRANSPORTATION (4.20%)
45,000    United Parcel Service...................   2,838,600
                                                   -----------
                                                    66,402,530
          TOTAL COMMON STOCK (98.31%).............
                                                   ===========
                                                     1,143,458
          Cash, Cash Equivalents and Receivables
           Less Liabilities (1.69%)...............
                                                   -----------
                                                   $67,545,988
          NET ASSETS (100.00%)....................
                                                   ===========

------------

(1) Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities.

 *  Indicates non-income producing stocks.

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2002

ASSETS:
Investments in common stock -- at market value (cost
  $68,023,133)..............................................    $66,402,530
Cash and cash equivalents...................................      1,265,603
Dividends and interest receivable...........................         34,900
                                                                -----------
     TOTAL ASSETS...........................................     67,703,033
LIABILITIES:
Due to Transamerica Occidental's general account............        157,045
                                                                -----------
NET ASSETS..................................................    $67,545,988
                                                                ===========
Net assets attributed to variable annuity
  contractholders -- 2,798,112 units at $24.139846 per
  unit......................................................    $67,545,988
                                                                ===========

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               Year ended        Year ended
                                                              December 31,      December 31,
                                                                  2002              2001
                                                              ------------      ------------
Net investment loss.........................................  $   (594,145)     $   (879,229)
Net realized gain/loss from security transactions...........    (5,465,983)       (5,598,250)
Net change in unrealized appreciation/depreciation on
  investments...............................................   (16,193,424)      (15,197,287)
                                                              ------------      ------------
Net decrease in net assets resulting from operations........   (22,253,552)      (21,674,766)
Variable annuity deposits (net of sales and administration
  expenses and applicable state premium taxes)..............        42,923            48,914
Payments to Contract Owners:
  Annuity payments..........................................       (22,185)          (31,298)
  Terminations and withdrawals..............................    (3,579,701)       (2,325,766)
                                                              ------------      ------------
Total decrease in net assets................................   (25,812,515)      (23,982,916)
Balance at beginning of period..............................    93,358,503       117,341,419
                                                              ------------      ------------
Balance at end of period....................................  $ 67,545,988      $ 93,358,503
                                                              ============      ============

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            STATEMENT OF OPERATIONS

                               DECEMBER 31, 2002

NET INVESTMENT LOSS
  INCOME:
     Dividends..............................................  $    364,520
     Interest...............................................        34,108
                                                              ------------
       Total investment income..............................       398,628
                                                              ------------
  EXPENSES:
     Investment management services.........................       229,101
     Mortality and expense risk charges.....................       763,672
                                                              ------------
       Total expenses.......................................       992,773
                                                              ------------
  Net investment loss.......................................      (594,145)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from security transactions..............    (5,465,983)
  Net change in unrealized appreciation/depreciation on
     investments............................................   (16,193,424)
                                                              ------------
  Net realized and unrealized loss on investments...........   (21,659,407)
                                                              ------------
       Net decrease in net assets resulting from
        operations..........................................  $(22,253,552)
                                                              ============

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

     Transamerica Occidental's Separate Account Fund B (the Fund) is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund's investment objective is long-term capital growth.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as additional information becomes known which could impact the amounts reported and disclosed herein.

Investment in Common Stock

     Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $24,755,684 and $28,228,648, respectively, in December 2002. The Fund had gross unrealized gains of $8,666,677 and gross unrealized losses of $10,287,281 at December 31, 2002 related to these investments. Realized gains and losses on investments are determined using the average cost method.

Cash Equivalents

     Cash equivalents consist of money market funds invested daily from excess cash balances on deposit.

Federal Income Taxes

     Operations of the Fund form a part of, and are taxed with, those of Transamerica Occidental Life Insurance Company (Transamerica Occidental Life), which is taxed as a "life insurance company" under the Internal Revenue Code. Under the current Internal Revenue Code law, the investment income of the Fund, including realized and unrealized capital gains is not taxable to Transamerica Occidental Life as long as the earnings are credited under the Contract. Accordingly, no provision for Federal income taxes has been made.

Expenses

     The value of the Fund has been reduced by charges on each valuation date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.0%. These charges are paid to Transamerica Occidental Life.

Other

     The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B -- TRANSAMERICA OCCIDENTAL LIFE INVESTMENT

     As of December 31, 2002, Transamerica Occidental Life had deposited $2,000,000 (current fund value of $51,597,882) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time.

NOTE C -- INVESTMENT ADVISORY ARRANGEMENTS

     No remuneration was paid during 2002 by Transamerica Occidental's Separate Account Fund B to any member of the Board of Managers or officer of Fund B or any affiliated person of such members or officers.

     On April 17, 2002, shareholders of Fund B elected a new Board of Managers. The new Board consists of the following members: John R. Kenney, Chairman, Peter
R. Brown, Vice Chairman, Daniel Calabria, Janice B. Case, Charles C. Harris, Leo
J. Hill, Russell A. Kimball, Jr., William W. Short, Jr. and Patrick S. Baird. On June 6, 2002, Larry N. Norman was appointed by the Board to replace Patrick S. Baird who resigned from the Board of Managers.

FINANCIAL HIGHLIGHTS

     Selected data for an accumulation unit outstanding throughout each period are as follows:

                                              Year Ended
                                             December 31,
                                                 2002         2001       2000       1999       1998
                                             ------------    -------    -------    -------    -------
Investment income..........................    $ 0.139       $ 0.141    $ 0.096    $ 0.097    $ 0.098
Expenses...................................      0.345         0.436      0.598      0.456      0.328
                                               -------       -------    -------    -------    -------
Net investment loss........................     (0.206)       (0.295)    (0.502)    (0.359)    (0.230)
Net realized and unrealized gain (loss) on
  investments..............................     (7.454)       (6.659)    (4.558)    13.132     10.447
                                               -------       -------    -------    -------    -------
    Net increase (decrease) in accumulation
      unit value...........................     (7.660)       (6.954)    (5.059)    12.773     10.217
Accumulation unit value:
  Beginning of period......................     31.800        38.754     43.813     31.040     20.823
                                               -------       -------    -------    -------    -------
  End of period............................    $24.140       $31.800    $38.754    $43.813    $31.040
                                               =======       =======    =======    =======    =======
Ratio of expenses to average accumulation
  fund balance.............................       1.28 %        1.29 %     1.33 %     1.29 %     1.32 %
Ratio of net investment loss to average
  accumulation fund balance................      (0.77)%       (0.87)%    (1.12)%    (1.02)%    (0.92)%
Portfolio turnover.........................      32.69 %       58.91 %    49.87 %    34.45 %    53.78 %
Number of accumulation units outstanding at
  end of period (000's omitted)............      2,798         2,936      3,028      3,084      3,193

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         REPORT OF INDEPENDENT AUDITORS

Contractholders and Board of Managers, Transamerica Occidental's
  Separate Account Fund B
Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Transamerica Occidental's Separate Account Fund B, including the portfolio of investments, as of December 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund B at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /S/ ERNST & YOUNG LLP

Des Moines, Iowa
January 31, 2003

          TRANSAMERICA
      OCCIDENTAL'S SEPARATE
         ACCOUNT FUND B

      MANAGERS AND OFFICERS

PETER R. BROWN, Vice Chairman,
Director
DANIEL CALABRIA, Director
JANICE B. CASE, Director
                                                           (LOGO)
CHARLES C. HARRIS, Director
LEO J. HILL, Director
JOHN R. KENNEY, Chairman of the
Board, Director
RUSSELL A. KIMBALL, JR., Director
LARRY N. NORMAN, Director
WILLIAM W. SHORT, JR., Director
BRIAN C. SCOTT, President and
Chief Executive
  Officer
THOMAS R. MORIARTY, Executive
Vice President,
  Treasurer and Principal
Financial Officer
JOHN K. CARTER, Senior Vice
President,                                   TRANSAMERICA
  Secretary & General Counsel
                                             OCCIDENTAL'S
WILLIAM T. DAVIS, Vice President,
Investment
  Manager Oversight and Relations            SEPARATE
CHRISTOPHER G. ROETZER, Vice
President and
                                             ACCOUNT FUND B
  Principal Accounting Officer
                                             ANNUAL
                                             FINANCIAL
Transamerica Occidental
Life Insurance Company
Annuity Service Center                       REPORT
4333 Edgewood Road NE
Cedar Rapids, IA 52499                       DECEMBER 31, 2002

877-717-8861

              (LOGO)

Must be preceded by a current Separate
Account B prospectus.

TFM 1036 Ed. 2-98